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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities  Exchange Act of 1934 Date
           of Report (Date of Earliest Event Reported) August 25, 1999
                                                       ---------------

                            MBLA FINANCIAL CORPORATION
                            --------------------------
               (Exact Name of Registrant as Specified in Its Charter)

      Delaware                        0-21482                     43-1637679
      --------                        -------                     ----------
(State or other Jurisdiction of     (Commission                 (IRS Employer
Incorporation or Organization)      File Number)             Identification No.)

                    101 Vine Street, Macon Missouri  63552
                    --------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                                 (660) 385-2122
                                 --------------
             (Registrant's Telephone Number, including Area Code)

                                Not Applicable
                                --------------
         (Former Name or Former Address, If Changed Since Last Report)









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ITEM 5.  OTHER EVENTS.
         ------------

      On August 26, 1999, MBLA Financial Corporation ("MBLA"), announced that at a special meeting of shareholders held on August 25, 1999, the shareholders of MBLA approved the Agreement and Plan of Merger pursuant to which MBLA will be acquired by Citizens Bancshares Company ("Citizens").

      The press release issued by MBLA is filed herewith as Exhibit 99.1.


ITEM 7(C).    FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

Exhibit 99.1 Press Release issued by MBLA Financial Corporation on August 26, 1999.























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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              MBLA FINANCIAL CORPORATION



Dated:  August 31, 1999       By: \s\ John T. Neer
                                  -----------------------------------------
                                  John T. Neer
                                  President and Chief Executive Officer

























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